SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported):

                                    April 16, 1997


                                TAMPA ELECTRIC COMPANY
                (Exact name of registrant as specified in its charter)




               FLORIDA                       1-5007              59-0475140
     (State or other jurisdiction       (Commission file       (IRS Employer
          of incorporation)                 Number)          Identification No.)


          702 North Franklin Street, Tampa Florida                 33602
          (Address of principal executive offices)               (Zip code)

     Registrant's telephone number, including area code: (813) 228-4111




















                                        Page 1





          Item 5.   Other Events

               A t the annual meeting held on April 16, 1997, the shareholders of TECO Energy, Inc. ( TECO Energy ) approved the TECO Energy 1997 Director Equity Plan (the Plan ) as an amendment and restatement of the TECO Energy 1991 Director Stock Option Plan. The Plan had previously been adopted by TECO Energy s Board of Directors subject to shareholder approval.













































                                        Page 2





          Item 7.   Financial Statements and Exhibits

                    (c)  Exhibits

                         10.1 TECO Energy, Inc. 1997 Director Equity
                              Plan















































                                        Page 3





                                      SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:    April 18, 1997           Tampa Electric Company



                                             By:/s/ W. L. Griffin
                                                    W. L. Griffin
                                               Vice President-Controller
                                             (Principal Accounting Officer)


































                                        Page 4





                                  INDEX TO EXHIBITS


          Exhibit No.    Description of Exhibits                 Page No.

          10.1           TECO Energy, Inc. 1997 Director
                         Equity Plan                                  6














































                                        Page 5